-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                              --------------------


                               SEPTEMBER 16, 1997
                        (Date of earliest event reported)


                        PITTENCRIEFF COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                    0-21840                75-2609476
     (State or other               (Commission           (I.R.S. employer
     jurisdiction of              file number)            identification
     incorporation or                                          no.)
       organization)




                                 1 VILLAGE DRIVE
                                    SUITE 500
                              ABILENE, TEXAS  79606
                    (Address of principal executive offices)


                                 (915) 690-5800
                         (Registrant's telephone number,
                              including area code)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

     ITEM 5.  OTHER EVENTS.

     On September 16, 1997, Pittencrieff Communications, Inc. ("PCI"), held a special meeting of the stockholders of PCI for the purpose of considering and voting upon a proposal to approve an Amended and Restated Agreement of Merger and Plan of Reorganization dated as of December 3, 1996 (the "Agreement"), among PCI, Nextel Communications, Inc. ("Nextel"), Nextel Finance Company, a wholly owned subsidiary of Nextel ("NFC"), and DCI Merger Inc., a wholly owned subsidiary of NFC, whereby PCI would become a wholly owned indirect subsidiary of Nextel. PCI stockholders approved the proposal by the affirmative vote of a majority of the shares of PCI Common Stock outstanding and entitled to vote thereon at the special meeting as more fully detailed in PCI's press release dated September 16, 1997, which is incorporated herein by reference.

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               (a)  Financial statements of businesses acquired.

                    Not applicable.

               (b)  Pro forma financial information.

                    Not applicable.

               (c)  Exhibits.

     No.       Description
     ---       -----------

     99.1 --   Press Release dated September 16, 1997

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PITTENCRIEFF COMMUNICATIONS, INC.



Dated: September 19, 1997          By:     /s/ C.G. WHITTEN
                                        ----------------------------------------
                                        C.G. Whitten,
                                        Senior Vice President, General Counsel,
                                        and Secretary

                                INDEX TO EXHIBITS

     No.       Description
     ---       -----------

     99.1 --   Press Release dated September 16, 1997